                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 22, 2004

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

     NEW YORK                       0-3319                 13-1784308
     --------                       ------                 ----------
(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)              File Number)           Identification No.)

                 ONE COMMERCE PARK, VALHALLA, NY           10595
                 -----------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / /| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 22, 2004,  the  registrant  and Villa  Sistemi  Medicali  S.p.A.
("Villa  Sistemi"),  a subsidiary of the  registrant,  entered into an amendment
(the "First  Amendment") to that certain loan  agreement  between the registrant and Villa Sistemi dated September 23, 2004 (the "Villa Loan Agreement"),  a copy of which is  attached  hereto  as  EXHIBIT  99.01  and  incorporated  herein  by reference.  The First  Amendment  to the Villa Loan  Agreement  (a)  extends the maturity  date  of the  loan  to the  earlier  of (i)  the  consummation  by the registrant of the sale of Villa Sistemi and Del Medical  Imaging Corp.,  another subsidiary  of the  registrant,  or (ii)  September 1, 2005 and (b) modifies the interest rate of the loan to 5% per annum.

     On October 25, 2004, the registrant  entered into an amendment  ("Amendment
No. 6") to that certain loan and security agreement by and among the registrant,
Bertan High Voltage Corp.,  RFI  Corporation,  Del Medical  Imaging Corp. and GE
Business Capital  Corporation f/k/a/  Transamerica  Business Capital Corporation
(the "Lender") dated June 10, 2002 (the "Loan and Security  Agreement").  A copy of  Amendment  No. 6 to the Loan and Security  Agreement  is attached  hereto as
EXHIBIT 99.02 and  incorporated  herein by reference.  The following  summary of
Amendment  No. 6 to the Loan  and  Security  Agreement  does not  purport  to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such agreement. The terms of the Loan and Security Agreement were amended  to  provide  that (i) the  expiration  date of the  Loan  and  Security
Agreement  shall  be the  earlier  of (1)  August  1,  2005;  (2)  the  date  of termination  of the Lender's  obligations  to make Loans (as defined in the Loan and Security  Agreement)  or to use its best efforts to cause  Letters of Credit
(as defined in the Loan and Security Agreement) to be used pursuant to the terms
of  the  Loan  and  Security  Agreement;   or  (3)  the  date  on  which  either
substantially  all of the  assets  or stock of RFI  Corporation  or Del  Medical
Imaging Corp.  are sold,  (ii) the maximum amount of the facility under the Loan and Security  Agreement is reduced to $5,000,000,  (iii) the borrowers under the
Loan and Security Agreement agree to pay the Lender a fee for Amendment No. 6 in the amount of  $50,000,  (iv) the  Performance  Fee (as  defined in the Loan and
Security  Agreement)  shall be paid upon execution of Amendment No. 6 and (v) to the  extent  the  obligation  of the  Lender  to make  Loans and to use its best efforts  to cause  Letters  of Credit to be  issued  is not  terminated  and the
Obligations (as defined in the Loan and Security Agreement) are not paid in full by December 31, 2004, the borrowers under the Loan and Security  Agreement shall pay the Lender on the first day of each month  commencing on January 1, 2005 and ending the date all of the  Obligations,  including  all  amounts  required  for
Collateralization  (as defined in the Loan and Security Agreement) of Letters of
Credit  shall be paid in full and the Lender's  commitments  to make Loans under the Loan and Security Agreement shall have been terminated,  a fee in the amount of $10,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

               99.01  First  Amendment to Villa Loan Agreement dated October 22,
                      2004 between the registrant and Villa Sistemi.

               99.02  Amendment  No. 6 dated as of October  25, 2004 to the Loan and Security Agreement by and among the registrant, Bertan
                      High Voltage Corp., RFI  Corporation,  Del Medical Imaging
                      Corp.   and  GE  Business   Capital   Corporation   f/k/a/
                      Transamerica  Business  Capital  Corporation,  dated as of
                      June 10, 2002.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        DEL GLOBAL TECHNOLOGIES CORP.
                                        -----------------------------
                                               (Registrant)

Date: October 26, 2004
                                        By: /s/ Walter Schneider
                                            ------------------------------------
                                            Walter Schneider
                                            Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.01             First Amendment to Villa Loan Agreement dated October 22, 2004 between the registrant and Villa Sistemi.

99.02             Amendment  No. 6 dated as of October  25, 2004 to the Loan and
                  Security  Agreement by and among the  registrant,  Bertan High
                  Voltage Corp., RFI Corporation,  Del Medical Imaging Corp. and
                  GE Business Capital Corporation f/k/a/  Transamerica  Business
                  Capital Corporation, dated as of June 10, 2002.